UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 27, 2017

Commission File No. 1-5007	Exact name of each Registrant as specified in its charter, state of incorporation, address of principal executive offices, telephone number	I.R.S. Employer Identification Number 59-0475140

TAMPA ELECTRIC COMPANY

(a Florida corporation)

TECO Plaza

702 N. Franklin Street

Tampa, Florida 33602

(813) 228-1111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01:	Other Events

On September 27, 2017, Tampa Electric Company (the “Company”) filed a petition with the Florida Public Service Commission (the “FPSC”) for a limited proceeding to approve the amended and restated stipulation and settlement agreement dated as of September 27, 2017 (the “2017 Agreement”) by and among the Company and the Office of Public Counsel, the Florida Industrial Power Users Group, the Florida Retail Federation, the Federal Executive Agencies, and WCF Hospital Utility Alliance.

The 2017 Agreement amends and restates the stipulation and settlement agreement entered into by the parties above in 2013 (the “2013 Agreement”) which resolved all of the issues in the Company’s 2013 base rate case. The 2017 Agreement extends the general base rate freeze included in the 2013 Agreement to January 1, 2022, limits fuel hedging and investments in natural gas reserves, includes certain customer protections related to potential changes in federal tax policy, and replaces the Generation Base Rate Adjustment mechanism in the 2013 Agreement with a Solar Base Rate Adjustment mechanism which allows the Company to install and receive cost recovery for up to 600 megawatts of photovoltaic solar generation.

The 2017 Agreement would not become effective unless and until approved by the FPSC, which is expected to consider the matter before the end of the year.

A copy of the 2017 Agreement (excluding exhibits) is filed as Exhibit 99.1 to this report and is incorporated herein by reference. The foregoing description of 2017 Agreement does not purport to be complete and is qualified in its entirety by reference to the 2017 Agreement filed herewith.

Item 7.01.	Regulation FD Disclosure

On September 28, 2017, the Company issued a press release regarding the 2017 Agreement. The press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The press release is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

99.1	Amended and Restated Stipulation and Settlement Agreement, dated as of September 27, 2017, by and among Tampa Electric Company, the Office of Public Counsel, the Florida Industrial Power Users Group, the Florida Retail Federation, the Federal Executive Agencies, and WCF Hospital Utility Alliance.

99.2	Press Release, dated September 28, 2017.

Note: This report contains forward-looking statements, which are subject to the inherent uncertainties in predicting future results and conditions. Actual results may differ materially from those forecasted. The forward-looking statements are based on the Company’s current expectations and assumptions, and the Company does not undertake to update that information or any other information contained in this report, except as may be required by law. Factors that could impact actual results include: changes in the terms of the 2017 Agreement by the FPSC or failure to obtain approval of the 2017 Agreement by the FPSC. Additional information is contained under “Risk Factors” in Tampa Electric Company’s Annual Report on Form 10-K for the period ended Dec. 31, 2016, and as updated in subsequent SEC filings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAMPA ELECTRIC COMPANY
(Registrant)

Date: October 3, 2017	By:	/s/ David E. Schwartz
David E. Schwartz Vice President – Governance, Associate General Counsel and Corporate Secretary